                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     BINGHAM FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                      BINGHAM FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                     BINGHAM FINANCIAL SERVICES CORPORATION
                             260 EAST BROWN STREET
                                   SUITE 200
                           BIRMINGHAM, MICHIGAN 48009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 13, 2000

     The annual meeting of shareholders of Bingham Financial Services Corporation, a Michigan corporation, will be held at 3:00 p.m., local time, on December 13, 2000, at the Birmingham Community House, 380 South Bates Street, Birmingham, Michigan 48009, for the following purposes:

          1. To elect three nominees to the Bingham board of directors to serve until the annual meeting of shareholders to be held in 2003 or until the successors shall have been duly elected and qualified.

          2. To transact such other business as may properly come before the Bingham annual meeting or any adjournments or postponements thereof.

     Bingham's board of directors is not aware of any other business to come before the annual meeting.

     Only holders of record of shares of Bingham common stock at the close of business on November 10, 2000 are entitled to notice of the Bingham annual meeting and to vote at the annual meeting or at any and all adjournments or postponements thereof. A list of Bingham shareholders entitled to vote at the annual meeting will be available to and subject to inspection by any shareholder during the meeting.
                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Gary A. Shiffman
                                            Chairman of the Board and
                                            Secretary

Birmingham, Michigan
November 17, 2000

     WHETHER OR NOT YOU PLAN TO ATTEND THE BINGHAM ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THIS DOCUMENT AT ANY TIME BEFORE THE PROXY HAS BEEN VOTED AT THE BINGHAM ANNUAL MEETING.

                     BINGHAM FINANCIAL SERVICES CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 13, 2000

                           PROXIES AND SOLICITATIONS

     This proxy statement is furnished to shareholders of Bingham Financial Services Corporation in connection with the solicitation of proxies by Bingham's board of directors to be used at the annual meeting of shareholders and at any adjournments.

     All shares of Bingham common stock represented by properly executed proxies in the enclosed form that we receive in time for the annual meeting and have not been revoked will be voted in accordance with the instructions indicated in the proxies. IF YOU SUBMIT A PROXY WITHOUT DIRECTIONS, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL TO AMEND THE STOCK OPTION PLAN AND THE ELECTION OF THE NOMINEES. In addition, the persons designated in the proxy will have discretion to vote your shares upon any procedural matter relating to the annual meeting, including the right to vote for any adjournment or postponement thereof proposed by the Bingham board of directors, including a postponement and adjournment to solicit additional proxies.

     To submit a written proxy by mail, you should complete, sign, date and mail the proxy card provided with this document in accordance with the instructions set forth on such card.

     Your vote is confidential. The tabulator and inspectors of election are not employees of Bingham, nor are they affiliated with Bingham in any way. However, Bingham may be advised of whether you have voted. Also, your vote may be disclosed to Bingham if a contested proxy solicitation occurs or if a disclosure is required by law.

     Any person who submits a proxy may revoke it any time before it is voted:

     - By giving written notice of revocation to Bingham, addressed to our Corporate Secretary, 260 East Brown Street, Suite 200, Birmingham, Michigan 48009;

     - By submitting a later-dated proxy with voting instructions by mail, if the proxy is received before the annual meeting; or

     - By VOTING in person at the annual meeting; a proxy is not revoked by simply ATTENDING the Bingham annual meeting.

     Shareholders who have instructed a broker to vote their shares must follow directions received from their broker to change or revoke their proxy.

     In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram, by directors, officers and employees of Bingham. Arrangements may also be made with brokerage houses or other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of Bingham's common stock held of record by those persons, and Bingham may reimburse those persons for reasonable out-of-pocket expenses incurred in forwarding material. Bingham anticipates that fees and expenses for these parties will not exceed $1,000. Bingham will bear the costs of all proxy solicitation.

     The executive offices of Bingham are located at 260 East Brown Street, Suite 200, Birmingham, Michigan 48009. The approximate date of mailing of this proxy statement and the enclosed proxy materials to Bingham's shareholders is November 17, 2000.

                           TIME AND PLACE OF MEETING

     The Annual Meeting will be held at the Birmingham Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Wednesday, December 13, 2000, at 3:00 p.m., local time.

                               VOTING RIGHTS AND
                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     Only shareholders of record at the close of business on November 17, 2000 are entitled to notice of and to vote at the annual meeting or at any adjournments. As of that date, Bingham had 2,639,681 shares of common stock issued, outstanding and entitled to vote held by 55 holders of record. Each outstanding share entitles the record holder to one vote. Shares cannot be voted at the annual meeting unless the holder is present in person or represented by proxy. The presence, in person or by proxy, of shareholders entitled to vote a majority of the voting shares that are outstanding and entitled to vote will constitute a quorum.

     Directors will be elected by a plurality of the votes cast at the annual meeting, meaning the three nominees receiving the most votes will be elected directors. Broker non-votes (i.e., proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owners or other persons as to certain proposals on which the beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without instructions), abstentions and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes.

     Information concerning principal holders of Bingham's common stock is discussed under "Security Ownership of Certain Beneficial Owners and Management."

                           INCORPORATION BY REFERENCE

     To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by Bingham under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this proxy statement entitled "Report of the Compensation Committee on Executive Compensation" and "Shareholder Return Performance Presentation" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING
                             ELECTION OF DIRECTORS

     Three directors will be elected at the Bingham annual meeting to serve for three-year terms beginning at the annual meeting and expiring at the 2003 annual shareholders meeting. As of July 1, 2000, Bingham and each of its employee-directors, including Daniel E. Bober, one of the nominees for director, entered into agreements pursuant to which the employee-directors agreed to tender their resignations as directors in the event their employment with Bingham is terminated for any reason.

     It is proposed that these positions be filled by persons nominated to the board of directors by management. Each director will be elected by the affirmative vote of a plurality of the votes cast at the annual meeting. Therefore, if a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by Bingham's transfer agent. The inspector of elections appointed at the annual meeting will then combine the proxy votes with the votes cast at the annual meeting.

     If any of the nominees are unavailable to serve for any reason, then a valid proxy may be voted for the election of such other persons as the person or persons voting the proxy may deem advisable in their best judgment. Management has no present knowledge that any of the persons named will be unavailable to serve. In any event, the enclosed proxy can be voted for only the three nominees named in this document or their substitutes.

     BINGHAM'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW. Proxies solicited by the board will be voted "for" the nominees unless instructions to withhold or to the contrary are given.

     The following table identifies each incumbent director and nominee for election to the board at the annual meeting. Each director has served continuously from the date of his election to the present time.

                NAME                                         OFFICE
                ----                                         ------
Daniel E. Bober*.....................    Director and Vice President
Mark A. Gordon.......................    Director
Brian M. Hermelin....................    Director
Ronald A. Klein......................    Director, President and Chief Executive Officer
Robert H. Orley*.....................    Director
James Raiskin........................    Director
Gary A. Shiffman*....................    Chairman of the Board and Secretary
Creighton J. Weber...................    Director and Vice President
Arthur A. Weiss......................    Director

-------------------------

* Nominee for election at the annual meeting.

     DANIEL E. BOBER, 41, has been a director and Vice President of Bingham since March 1998. Since 1994, Mr. Bober has been the President of Bloomfield Acceptance Company, L.L.C. and Executive Vice President of Bloomfield Servicing Company, L.L.C., wholly-owned subsidiaries of Bingham engaged in the business of commercial mortgage lending and servicing, respectively. Mr. Bober has been actively involved in commercial real estate lending since 1984, first as Vice President of the Martin Rom Company and then as Vice President of Westpointe Financial Corporation.

     MARK A. GORDON, 55, has been a director of Bingham since February 1999. He is currently a member of Bingham's Audit Committee. Mr. Gordon has been with The Budd Company, an automotive parts manufacturer, since 1976 and currently holds the position of Assistant General Counsel. Previously, he was President of Budd Financial Corporation, a financial services affiliate of The Budd Company. Mr Gordon is a certified public accountant and an attorney. Before his employment with The Budd Company, Mr. Gordon was a tax specialist with the public accounting firms KPMG Peat Marwick and Coopers & Lybrand.

     BRIAN M. HERMELIN, 35, has been a director of Bingham since October 1997. He is a member of Bingham's Audit Committee and Compensation Committee. Since 1997, Mr. Hermelin has been Chief Operating Officer and a director of USA Jet Airlines Inc., a cargo airline that also operates Active Aero Charter, an air charter broker and logistics provider. From 1992 to 1997, Mr. Hermelin provided acquisition analysis, strategic planning and business development services through various consulting arrangements. Mr. Hermelin is Mr. Orley's brother-in-law.

     RONALD A. KLEIN, 42, has been a director and the Chief Executive Officer of Bingham since February 1999. He was named Bingham's President in June 1999. He is a member of Bingham's Nominating Committee. Since 1994, he has been the Managing Director of Equity Growth L.L.C., a private real estate investment company. From 1990 to 1994, Mr. Klein served as Executive Vice President of Alaron Inc., an international distributor of consumer electronics. From 1985 to 1990, Mr. Klein was a member of the Chicago Board Options Exchange. Mr. Klein has also served as the Managing Director of a financial derivatives trading firm and, before 1985, he was in the private practice of law.

     ROBERT H. ORLEY, 45, has been a director of Bingham since October 1997. He is a member of Bingham's Audit Committee and Compensation Committee. Mr. Orley is the Executive Vice President of the Oxford Investment Group, Inc., where since 1985, he has supervised the legal, administrative, taxation and financial reporting aspects of Oxford's business portfolio and acquisition searches. Since 1984, Mr. Orley has also been Vice President and a director of Real Estate Interests, Inc., a real estate development and management company affiliated with Oxford. Mr. Orley is Mr. Hermelin's brother-in-law.

     JAMES RAISKIN, 46, has been a Director of Bingham since February 1999. Mr. Raiskin has been President and Chief Executive Officer of Winston Steel Products for over 10 years and has been employed by Winston Steel Products since 1976. Winston Steel Products is a wholesaler, processor and distributor of steel products. Mr. Raiskin is also Vice President of Set Steel, a minority Tier 1 automotive supply company.

     GARY A. SHIFFMAN, 46, has been the Chairman of the Board of Bingham since August 1996. He is a member of Bingham's Nominating Committee. Mr. Shiffman has been the Secretary of Bingham since 1997. Since 1994, Mr. Shiffman has been the Chief Executive Officer and a director of Sun Communities, Inc., a publicly held REIT with its stock traded on the New York Stock Exchange. Since March 2000, Mr. Shiffman has served as Chairman of the Board of Sun. He has been actively involved in the management, acquisition, financing, construction and development of manufactured housing communities over the past 14 years. He has overseen the land acquisition, rezoning, development and marketing of numerous manufactured home expansion projects. In addition, Mr. Shiffman has extensive experience in the debt and capital markets and retains significant interests in a diverse portfolio of real estate assets.

     CREIGHTON J. WEBER, 45, has been a director and Vice President of Bingham since March 1998. Mr. Weber has been an Executive Vice President of Bloomfield Acceptance and Bloomfield Servicing since 1994. Mr. Weber has extensive experience in real estate finance and managing investments in real estate, having worked in the industry since 1984. Before his employment with Bloomfield Acceptance and Bloomfield Servicing, he was Senior Vice President of a private investment and commercial mortgage banking firm.

     ARTHUR A. WEISS, 51, has been a director of Bingham since February 1998. He is a member of Bingham's Nominating Committee and Compensation Committee. Since 1976, Mr. Weiss has practiced law with, and is currently a stockholder of, the law firm of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, which represents Bingham in various matters. Mr. Weiss is also a director of Sun.

     To the best of Bingham's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to Bingham. To the best of Bingham's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors is divided into three classes, as equal in number as possible. At each annual meeting, the successors to the class of directors whose terms expire at that meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

     Messrs. Shiffman, Orley and Bober have terms expiring at the annual meeting and are nominees for the class to hold office for a term expiring at the annual meeting of shareholders to be held in 2003. Messrs. Gordon, Raiskin and Hermelin have terms expiring at the annual meeting of shareholders to be held in 2001 and Messrs. Klein, Weiss and Weber have terms expiring at the annual meeting of shareholders to be held in 2002.

     Mr. Raiskin has tendered his resignation from the board, effective as of the date of the annual meeting. By resolution of the board, the size of the board will be decreased from nine to eight directors effective as of the date of Mr. Raiskin's resignation. As of July 1, 2000, Bingham and each of its employee-directors, including Mr. Bober, Mr. Klein and Mr. Weber, entered into agreements pursuant to which the employee-directors agreed to tender their resignations as directors in the event their employment with Bingham is terminated for any reason.

     The board of directors met five times during the year ended September 30, 1999 and took various actions by written consent without a meeting. All directors attended at least 75% of the meetings of the board and of each committee on which they served.

     Committees made up of members of the board perform several important functions of the board of directors. Our bylaws authorize the formation of committees and grant the board the authority to prescribe the functions and standards for membership of each committee. In addition, the board appoints the members of each committee. The board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The board of directors recently disbanded its Executive Committee.

Audit Committee

     The Audit Committee:

     - annually recommends a firm of independent public accountants to the board of directors to act as auditors of Bingham;

     - reviews the scope of the annual audit with the auditors in advance of the audit;

     - generally reviews the results of the audit and the adequacy of our accounting, financial and operating controls;

     - reviews our accounting and reporting principles, policies and practices; and

     - performs such other duties as may be delegated to it by the board.

The members of the Audit Committee as of September 30, 1999 were Messrs. Orley and Gordon. Currently, the Audit Committee is comprised of Messrs. Orley, Gordon and Hermelin. The Audit Committee held three formal meetings during the fiscal year ended September 30, 1999.

Compensation Committee

     The Compensation Committee:

     - reviews and modifies the compensation (including salaries and bonuses) of our officers as initially set by our President;

     - administers our stock option plan; and

     - performs such other duties as may be delegated to it by the board.

The members of the Compensation Committee as of September 30, 1999 were Messrs. Hermelin, Weiss and Raiskin. Currently, the Compensation Committee is comprised of Messrs. Hermelin, Weiss, Raiskin and Orley. During the fiscal year ended September 30, 1999, the Compensation Committee did not hold any formal meetings but took various actions by written consent without a meeting. See "-- Report of the Compensation Committee on Executive Compensation".

Nominating Committee

     During the fiscal year ended September 30, 1999, the board of directors did not have a standing committee responsible for nominating individuals to become directors. The entire board of directors performed the function of such a committee.

     The board recently established a Nominating Committee to:

     - nominate persons for election or appointment to the office of director of Bingham; and

     - perform such other duties as may be delegated to it by the board.

Currently, the Nominating Committee is comprised of Messrs. Shiffman, Weiss and Klein. The Nominating Committee will consider nominees recommended by shareholders upon submission in writing to Bingham's Secretary of the names of the nominees, together with their qualifications for service as a director of Bingham.

Executive Committee

     The board established an Executive Committee to generally manage the day-to-day business and affairs of Bingham between regular board meetings. As of September 30, 1999, the members of the Executive Committee were Messrs. Shiffman, Klein and Bober. The Executive Committee did not hold any formal meetings during the fiscal year ended September 30, 1999. The board recently disbanded the Executive Committee and all of the functions of the Executive Committee are now performed by the entire board.

MANAGEMENT AND COMPENSATION

Executive Officers

     The following table contains information about executive officers and other key employees of Bingham.

NAME                                                           OFFICE(S)
----                                                           ---------
Daniel E. Bober............................   Vice President
W. Anderson Geater.........................   Chief Financial Officer and Treasurer
Ronald A. Klein............................   President and Chief Executive Officer
J. Peter Scherer...........................   Chief Operating Officer
Gary A. Shiffman...........................   Chairman of the Board and Secretary
Creighton J. Weber.........................   Vice President

     See above for background information for Messrs. Shiffman, Klein, Bober and Weber.

     W. ANDERSON GEATER, 52, has been Bingham's Chief Financial Officer and Treasurer since May 2000. From 1994 through April 2000, Mr. Geater was the Chief Financial Officer and Chief Administrative Officer of UFS Holdings, LLC and Central Park Capital, LLC. UFS Holdings provides a wide range of support services to financial institutions related to mortgage products. Central Park Capital originates commercial real estate mortgage loans. From 1991 to 1993, Mr. Geater was the Chief Operating Officer of First Mortgage Strategies Group, Inc., which provides support services related to mortgage products. From 1990 to 1991, he was the director of financial services for Pannell Kerr Forster, a public accounting firm. From 1975 to 1990, he was Executive Vice President and Chief Financial Officer of Leader Federal Bank for Savings, a national savings bank. Before joining Leader Federal Bank, Mr. Geater was an audit supervisor with the public accounting firm of KPMG Peat Marwick.

     J. PETER SCHERER, 51, has been Bingham's Chief Operating Officer since October 1999. From 1984 through 1998 he served in various capacities at The Taubman Company, a publicly-traded company engaged in the ownership, management, leasing, acquisition, development, and expansion of regional shopping centers. Mr. Scherer was most recently Senior Vice President and chairman of the asset management group at Taubman. From 1976 to 1980 and from 1980 to 1984 Mr. Scherer was an attorney with American Motors Corporation and Volkswagen of America, Inc., respectively.

     To the best of Bingham's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

Executive Compensation

     The following table shows all compensation paid to our Chief Executive Officer and each executive officer whose compensation from Bingham exceeded $100,000 during the fiscal year ended September 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG TERM
                                                                  COMPENSATION
                                                             -----------------------
                                                                          SECURITIES
                              YEAR    ANNUAL COMPENSATION    RESTRICTED   UNDERLYING   ALL OTHER
                              ENDED   --------------------     STOCK       OPTIONS/    COMPENSA-
NAME AND PRINCIPAL POSITION   9/30    SALARY($)   BONUS($)    BONUS($)     SARS(#)      TION($)
---------------------------   -----   ---------   --------   ----------   ----------   ---------
Ronald A. Klein.............  1999     105,500     50,000     145,000(2)     5,000          --
  President and Chief
  Executive Officer(1)
Jeffrey P. Jorissen.........  1999          --         --          --           --          --
  Chief Financial Officer     1998          --     15,000          --       10,000          --
  and Treasurer(3)
Daniel E. Bober.............  1999     155,625    150,000(4)       --           --      25,000(5)
  Vice President              1998      87,500         --          --           --      14,583(5)
Creighton J. Weber..........  1999     155,625    150,000(6)       --           --      25,000(7)
  Vice President              1998      87,500         --          --           --      14,583(7)

-------------------------

(1) Mr. Klein was appointed Bingham's Chief Executive Officer in February 1999.

(2) On April 14, 1999, Bingham granted Mr. Klein 10,000 shares of restricted stock of which 5% vest on April 14, of 2000 and 2001 and 25% vest on April 14, 2002, and 2003 and the balance vests on April 14, 2004. As of September 30, 1999, the value of these restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $100,000. If dividends on Bingham's common stock are paid, Mr. Klein has the right to receive any dividends paid on these restricted shares.

(3) Mr. Jorissen served as Bingham's Chief Executive Officer until he resigned in February 1999 and as Chief Financial Officer and Treasurer until he resigned in April 2000.

(4) Mr. Bober earned this bonus for services rendered to Bingham for the period from March of 1998 through March of 1999. Mr. Bober and Bingham have agreed that the bonus will be paid in equal installments over a period of seventeen months, beginning September 1, 1999.

(5) Represents contribution to an annuity plan of Mr. Bober's choice.

(6) Mr. Weber earned this bonus for services rendered to Bingham for the period from March of 1998 through March of 1999. Mr. Weber and Bingham have agreed that the bonus will be paid in equal installments over a period of seventeen months, beginning September 1, 1999.

(7) Represents contribution to an annuity plan of Mr. Weber's choice.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                      ----------------------------------------------------------
                                     PERCENT OF                                     POTENTIAL REALIZABLE
                      NUMBER OF        TOTAL                                          VALUE AT ASSUMED
                      SECURITIES      OPTIONS                                       ANNUAL RATES OF STOCK
                      UNDERLYING       /SARS                                       PRICE APPRECIATION FOR
                       OPTIONS/      GRANTED TO        EXERCISE                        OPTION TERM(1)
                         SARS        EMPLOYEES          OR BASE       EXPIRATION   -----------------------
NAME                   GRANTED     IN FISCAL YEAR   PRICE PER SHARE      DATE         5%           10%
----                  ----------   --------------   ---------------   ----------   ---------    ----------
Ronald A. Klein......   5,000          15.27%           $14.50         4/14/09      $45,595      $115,546
Jeffrey P.
  Jorissen...........      --            N/A               N/A             N/A          N/A           N/A
Daniel E. Bober......      --            N/A               N/A             N/A          N/A           N/A
Creighton J. Weber...      --            N/A               N/A             N/A          N/A           N/A

-------------------------

(1) The dollar amounts in this table are the result of calculations at stock appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast actual future appreciation rates of Bingham's stock price.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING                   IN-THE-MONEY
                                                  UNEXERCISED OPTIONS/SARS           OPTIONS/SARS AT
                                                    AT FISCAL YEAR END(1)          FISCAL YEAR END(2)
                               SHARES ACQUIRED   ---------------------------   ---------------------------
            NAME                 ON EXERCISE     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               ---------------   -----------   -------------   -----------   -------------
Ronald A. Klein(3)...........        --                --          5,000           N/A            N/A
Jeffrey P. Jorissen(4).......        --             6,666          3,334           N/A            N/A
Daniel E. Bober..............        --                --             --           N/A            N/A
Creighton J. Weber...........        --                --             --           N/A            N/A

-------------------------

(1) All options granted under the 1997 option plan must be exercised within ten years of the date of grant.

(2) None of the options included in this table were in the money as of September 30, 1999.

(3) Stock options granted April 14, 1999 under the 1997 option plan. Mr. Klein's options have an exercise price of $14.50 per share.

(4) Stock options granted November 13, 1997 under the 1997 option plan. Mr. Jorissen's options have an exercise price of $10 per share.

Compensation of Directors

     Directors who are not employees of Bingham are entitled to an annual retainer fee of $12,000, payable $3,000 per calendar quarter. For services during the fiscal year ended September 30, 1999, Messrs. Hermelin and Orley each earned directors' fees of $12,000 and Messrs. Raiskin and Gordon each earned directors' fees of $7,000. Mr. Weiss declined director's fees of $12,000 earned for services during the fiscal year ended September 30, 1999.

Employment Agreements

  Ronald A. Klein

     We have entered into an employment agreement with Ronald A. Klein under which Mr. Klein serves as Bingham's Chief Executive Officer and President. Mr. Klein's employment agreement is for an initial term of three years ending December 31, 2002. The term is automatically renewed for successive one year periods unless either party terminates the agreement. Mr. Klein's annual base salary in the first, second and third year of the agreement is $250,000, $275,000 and $300,000, respectively. After the third year, the base salary will be increased by 5% or more per year as determined by our board. Mr. Klein will be paid an annual bonus under the terms of an executive bonus plan to be agreed upon by us and Mr. Klein. The agreement provides for a cash payment of up to
2.99 times Mr. Klein's base salary if there is a change in control of Bingham. Mr. Klein's employment agreement precludes him for the term of the agreement plus 18 months, from diverting business from Bingham or its subsidiaries or inducing anyone to leave the employment of Bingham or its subsidiaries. As of July 1, 2000, Bingham and Mr. Klein entered into an agreement pursuant to which Mr. Klein agreed to tender his resignation as a director in the event his employment is terminated for any reason.

  Daniel E. Bober

     Bingham, Bloomfield Acceptance Company, L.L.C., and Bloomfield Servicing Company, L.L.C. have entered into an employment agreement with Daniel E. Bober under which Mr. Bober serves as President of Bloomfield Acceptance and as Executive Vice President of Bloomfield Servicing. Mr. Bober's employment agreement is for an initial term of three years ending March 4, 2001. In consideration for his services, Mr. Bober will be paid an annual base salary of $150,000, which will be increased by five percent per year. In addition to this base salary, Bingham will contribute premiums to an annuity plan not to exceed $25,000 annually and Mr. Bober is entitled to an annual bonus in accordance with the terms of an executive bonus plan to be agreed upon by Bingham and Mr. Bober. Mr. Bober's employment agreement precludes him, (a) for the term of the agreement plus two years, from diverting business from Bingham or its subsidiaries, and (b) for the term of the agreement plus one year, diverting business from Bingham or its subsidiaries or inducing anyone to leave the employment of Bingham or its subsidiaries. As of July 1, 2000, Bingham and Mr. Bober entered into an agreement pursuant to which Mr. Bober agreed to tender his resignation as a director in the event that his employment is terminated for any reason.

  Creighton J. Weber

     Bingham, Bloomfield Acceptance and Bloomfield Servicing have entered into an employment agreement with Creighton J. Weber under which Mr. Weber serves as Executive Vice President of Bloomfield Acceptance and Bloomfield Servicing. Mr. Weber's employment agreement is for an initial term of three years ending March 4, 2001. In consideration for his services, Mr. Weber will be paid an annual base salary of $150,000, which will be increased by five percent per year. In addition to this base salary, Bingham will contribute premiums to an annuity plan not to exceed $25,000 annually and Mr. Weber is entitled to an annual bonus in accordance with the terms of an executive bonus plan to be agreed upon by Bingham and Mr. Weber. Mr. Weber's employment agreement precludes him, (a) for the term of the agreement plus two years, from diverting business from Bingham or its subsidiaries, and (b) for the term of the agreement plus one year, diverting business from Bingham or its subsidiaries or inducing anyone to leave the employment of Bingham or its subsidiaries. As of July 1, 2000, Bingham and Mr. Weber entered into an agreement pursuant to which Mr. Weber agreed to tender his resignation as a director in the event his employment is terminated for any reason.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee:

     - sets, reviews and modifies the compensation (including salaries and bonuses) of our officers

     - administers our 1997 stock option plan; and

     - performs such other duties as may be delegated to it by the board of directors.

The members of the Compensation Committee from October 1, 1998 to December 3, 1998 were Messrs. Shiffman, Orley and Hermelin. Mr. Shiffman is Bingham's Chairman of the Board and Secretary. The members from December 3, 1998 to June 11, 1999 were Messrs. Hermelin and Weiss. From June 11, 1999 to March 19, 2000, the members were Messrs. Hermelin, Weiss and Raiskin. Since March 19, 2000, the members have been Messrs. Hermelin, Weiss, Raiskin and Orley.

     Mr. Shiffman, is also a director and executive officer of Sun. Mr. Weiss' law firm provided services to Bingham in fiscal year ended September 30, 1999. See "-- Certain Relationships and Related Transactions".

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Policy of Executive Officer Compensation

     The Compensation Committee of the board of directors, which is comprised of non-employee directors, Messrs. Hermelin, Raiskin, Orley and Weiss, administers the executive compensation program. The program supports our commitment to providing superior shareholder value. It is designed to attract and retain high-quality executives, to encourage them to make career commitments to us, and to accomplish our short and long term objectives. The Compensation Committee attempts to structure a compensation program for us that will reward our top executives with bonuses and stock and option awards upon attainment of specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Compensation Committee did not hold any formal meetings during the fiscal year ended September 30, 1999 but took various actions by written consent without a meeting.

     In reviewing the compensation to be paid to our executive officers during the fiscal year ended September 30, 1999, the Compensation Committee sought to ensure that executive officers were rewarded for long-term strategic management, for increasing Bingham's value for our shareholders, and for achieving internal goals established by the board of directors.

     The key components of executive officer compensation are salary, bonuses and stock option awards. Salary is generally based on factors such as an individual officer's level of responsibility, prior years' compensation, comparison to compensation of other Bingham officers, and compensation provided at competitive companies and companies of similar size. Bonuses and stock option awards are intended to reward exceptional performances. Benchmarks for determining base salary and bonus levels include performance of Bingham's operations, strength of the balance sheet and creation of shareholder value. Stock option awards are also intended to increase an officer's interest in our long-term success as measured by the market and book value of its common stock. Stock awards may be granted to our and our subsidiaries' officers, employees, directors and consultants under our stock option plan. Stock awards may be stock options, stock appreciation rights, restricted share rights or any variation thereof. Four executive officers and directors and 27 other employees and consultants received stock options or restricted stock awards under the 1997 option plan for services rendered during the fiscal year ended September 30, 1999.

  CEO Compensation

     Jeffrey P. Jorissen served as Chief Executive Officer until he resigned on February 21, 1999 and as Chief Financial Officer and Treasurer until he resigned on April 17, 2000. Mr. Jorissen is also the Senior Vice President, Treasurer, Chief Financial Officer and Secretary of Sun Communities, Inc., our former parent company. In consideration of their past relationship and in an effort to ensure that the transition of Bingham from a wholly-owned subsidiary of Sun to a publicly held company was successful, Mr. Jorissen agreed to serve as our Chief Executive Officer on an interim basis during the transitional period.

     Mr. Jorissen did not receive any compensation from us for the year ended September 30, 1999. However, Mr. Jorissen is compensated by Sun separately for serving as an executive officer of Sun on a full-time basis. See "-- Certain Relationships and Related Transactions."

     Ronald A. Klein served as Chief Executive Officer for the remainder of the year ending September 30, 1999. Mr. Klein was paid a salary of $105,500 and an incentive-based bonus of $50,000 during the last fiscal year. In addition, Mr. Klein received a restricted stock award of 10,000 shares of common stock and stock options to purchase 5,000 shares of common stock on April 14, 1999. The Compensation Committee believes that Mr. Klein's total compensation for the year ended September 30, 1999 was appropriate for his position, particularly in view of his performance. Bingham and Mr. Klein entered into an employment agreement as of January 1, 2000. See "-- Employment Agreements."

                            Respectfully submitted,

                               Brian M. Hermelin
                                Robert H. Orley
                                James A. Raiskin
                                Arthur A. Weiss

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The line graph below compares the yearly percentage change in the cumulative total shareholder return on Bingham's common stock against the cumulative total return of a broad market index composed of all issuers listed on the Nasdaq SmallCap Market, the SNL Mortgage Company Index (an industry index composed of 60 publicly-traded residential mortgage companies) and the SNL Commercial Lenders Index (and industry index composed of 34 publicly-traded commercial mortgage companies), for the period starting on November 13, 1997 (the date of Bingham's initial public offering) and ending on September 30, 1999. This line graph assumes a $100 investment on November 13, 1997, a reinvestment of dividends and actual increase of the market value of Bingham's common stock relative to an initial investment of $100. The comparisons in this table are required by the SEC and are not intended to predict future performance of Bingham's common stock.

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDING
                                       ----------------------------------------------------------------------
               INDEX                   11/13/1997    03/31/1998    09/30/1998    03/31/1999    09/30/1999
-------------------------------------------------------------------------------------------------------------
 Bingham Financial Services
    Corporation                          100.00        153.85        135.90        157.69        102.56
-------------------------------------------------------------------------------------------------------------
 NASDAQ -- Total US                      100.00        118.39        109.85        159.47        178.39
-------------------------------------------------------------------------------------------------------------
 SNL Mortgage Company Index              100.00        106.68         67.15         62.52         49.87
-------------------------------------------------------------------------------------------------------------
 SNL Commercial Lenders Index            100.00        127.19         87.27         87.66         75.37
-------------------------------------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports of ownership and changes of ownership with the SEC and Nasdaq. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, we believe that during the year ended September 30, 1999, our directors, executive officers and beneficial owners of more than 10% of our common stock timely filed all required reports, except that:

     - Gary A. Shiffman, the Chairman of the Board and the Secretary of Bingham, filed one late report on Form 4 regarding one transaction and filed a Form 5 reporting one late Form 4 transaction;

     - Daniel E. Bober, a director and Vice President of Bingham, filed a Form 5 reporting one late Form 4 transaction;

     - Creighton J. Weber, a director and Vice President of Bingham, filed a Form 5 reporting one late Form 4 transaction; and

     - Milton M. Shiffman, a beneficial owner of more than 10% of Bingham's common stock, failed to file one Form 4 for eight transactions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Based upon information available to us, the following table shows, as of November 6, 2000, the shareholdings of:

     - each person known to us to be the beneficial owner of more than 5% of our common stock;

     - each of our directors;

     - each executive officer listed in the Summary Compensation Table; and

     - all of our executive officers and directors as a group.

NAME AND ADDRESS OF                                AMOUNT AND NATURE OF        PERCENT OF
BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP   OUTSTANDING SHARES(1)
-------------------                                --------------------   ---------------------
Gary A. Shiffman................................          86,999(2)                3.29%
31700 Middlebelt Road, Suite 145
Farmington Hills, MI 48334
Ronald A. Klein.................................          28,666(3)                1.08
260 E. Brown Street, Suite 200
Birmingham, MI 48009
Robert H. Orley.................................          92,500(4)                3.49
2000 North Woodward, Suite 130
Bloomfield Hills, MI 48304
Brian M. Hermelin...............................         135,000(5)                5.10
2064 D Street
Belleville, MI 48111

NAME AND ADDRESS OF                                AMOUNT AND NATURE OF        PERCENT OF
BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP   OUTSTANDING SHARES(1)
-------------------                                --------------------   ---------------------
Arthur A. Weiss.................................           8,000(6)             *
One Woodward Avenue, Suite 2400
Detroit, MI 48226
Daniel E. Bober.................................         113,584(7)                4.29
260 E. Brown Street, Suite 200
Birmingham, MI 48009
Creighton J. Weber..............................         113,584                   4.29
260 E. Brown Street, Suite 200
Birmingham, MI 48009
James Raiskin...................................           1,250(8)             *
300 Nantucket
Bloomfield Hills, Michigan 48304
Mark A. Gordon..................................             250(9)             *
3155 W. Big Beaver Rd.
Troy, Michigan 48084
Jeffrey P. Jorissen.............................          19,500(10)            *
31700 Middlebelt Road, Suite 145
Farmington Hills, MI 48334
Estate of Milton M. Shiffman....................         295,134(11)              11.15
31700 Middlebelt Road, Suite 145
Farmington Hills, MI 48334
All current executive officers and..............         590,375                  22.06
directors as a group (11 persons)(12)

-------------------------

 *   Less than 1% of the outstanding shares.

(1) In accordance with SEC regulations, the percentage calculations are based on 2,639,681 shares of common stock issued and outstanding as of November 6, 2000 plus shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000 by each individual or group listed.

(2) Includes 8,333 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000.

(3) Includes 11,166 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000 and 1,000 shares of common stock held by a trust for the benefit of Mr. Klein's wife.

(4) Includes 5,000 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000. Includes 60,000 shares held by the Four O Group, L.L.C., a Michigan limited liability company, which are attributable to Mr. Orley because he is the manager of the limited liability company. Includes 7,500 shares held by Mr. Orley's wife which are attributable to him.

(5) Includes 5,000 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000. Includes 70,000 shares of common stock held by Kamar J. Fabri, a Michigan limited partnership, and 18,000 shares of common stock held by Lamm Investments, a Michigan limited partnership, which are attributable to Mr. Hermelin because he is the President of Gamm, Inc. a Michigan corporation and the general partner of the partnerships.

(6) Includes 5,000 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000. Does not include an aggregate of 170,834 shares of common stock held by two trusts of which Mr. Weiss is the trustee. Mr. Weiss disclaims beneficial ownership to the shares owned by that trust. Mr. Weiss is also the co-personal representative of the estate of Milton M. Shiffman and may be deemed to beneficially own the shares in Mr. Shiffman's estate. Mr. Weiss disclaims beneficial ownership of such shares.

(7) Does not include 200 shares of common stock held by two trusts for the benefit of Mr. Bober's children, as to which beneficial ownership is disclaimed.

(8) Includes 250 shares of common stock which may be acquired pursuant to options exercisable within 60 days at November 6, 2000.

(9) Includes 250 shares of common stock which may be acquired pursuant to options exercisable within 60 days at November 6, 2000.

(10) Includes 10,000 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000. Does not include 1,000 shares of common stock held by a family member as to which beneficial ownership is disclaimed.

(11) Includes 5,000 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000. Includes 54,300 shares of common stock held by the late Mr. Shiffman's wife and an aggregate of 170,834 shares held by two trusts of which she is the beneficiary.

(12) Includes 36,332 shares of common stock which may be acquired pursuant to options exercisable within 60 days of November 6, 2000. Does not include Mr. Jorissen, who is not currently one of our executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year ended September 30, 1999, the law firm of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, acted as our general counsel and represented us in various matters. Arthur A. Weiss, one of our directors, is a shareholder of Jaffe, Raitt. We paid fees of approximately $492,000 to Jaffe, Raitt for the fiscal year ended September 30, 1999.

     During the fiscal year ended September 30, 1999, the accounting firm of Plante & Moran, LLP acted as consultants to us. On September 30, 1999, we engaged Plante & Moran as our independent accountants. Joseph G. Horonzy, our Executive Vice President, was employed by Plante & Moran until April 2000. We paid fees to Plante & Moran of approximately $385,000 for the fiscal year ended September 30, 1999.

     On April 28, 1999 we completed a private placement of our common stock. In the private placement, Gary A. Shiffman purchased 51,334 shares; Mr. Orley purchased 10,000 shares; Four O Group, L.L.C. purchased 30,000 shares; Mr. Hermelin purchased 12,000 shares; Kamar J. Fabri purchased 70,000 shares; Lamm Investments purchased 18,000 shares; and Milton M. Shiffman purchased 148,334 shares. Gary A. Shiffman is our Chairman of the Board and Secretary. Mr. Orley is one of our directors and the manager of Four O Group, L.L.C. Mr. Hermelin is one of our directors and the president of Gamm, Inc., which is the general partner of both Kamar J. Fabri and Lamm Investments. Milton M. Shiffman was Gary
A. Shiffman's father and his estate is a beneficial owner of more than 5% of our common stock. The private placement was for a total of 800,330 shares. All shares were purchased at $15 per share.

     Gary A. Shiffman is a director and executive officer, Mr. Weiss is a director, and Mr. Jorissen is an executive officer of Sun. Sun through its operating subsidiary, Sun Communities Operating Limited Partnership, provides financial assistance to us under a $4 million term loan, a $10 million line of credit and a $50 million demand line of credit.

     In connection with the $4 million term loan from Sun in 1997, we issued warrants to Sun to purchase up to 400,000 shares of common stock at our initial public offering price of $10 per share. In exchange for offering us as a preferred financing source to potential home buyers in Sun's communities we granted Sun options to purchase 330,000 shares of our common stock. These options vest in eight equal annual amounts beginning in January 2001. In April 1999, like other dealers, Sun began to receive a 1% origination fee. Before April 1999, Sun received an annual fee based on average loan balances. For the year ended September 30, 1999, we paid Sun $217,000 for its services under this prior arrangement. We paid Sun a fee of $75,000 for the year ended September 30, 1999 as reimbursement for general and administrative expenses. We will no longer pay Sun a fee for these expenses.

     As part of our plan to conduct all of our manufactured home loan origination operations through Dynex Financial, Inc., in March 2000, Dynex Financial purchased $66.9 million of loans from MHFC, Inc., our subsidiary specializing in manufactured home lending, and we sold MHFC to Gwenuc, LLC, a limited liability company owned by Gary A. Shiffman, our Chairman. Gwenuc paid us $400,000 in cash and assumed $2.7 million of debt to us. Bingham now conducts all of its manufactured home loan origination activities through Dynex Financial.

                              GENERAL INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

     Bingham's board of directors selected Plante & Moran, LLP, as its independent public accountants for the fiscal year ending December 31, 2000. Representatives of Plante & Moran are expected to be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

SHAREHOLDERS' PROPOSALS

     Any and all shareholder proposals for inclusion in the proxy materials for Bingham's next annual meeting of shareholders to be held in 2001 must comply with the rules and regulations promulgated under the Securities Exchange Act of 1934 and must be received by Bingham, at its offices at 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, not later than July 20, 2001. Proposals should be addressed to Bingham's Secretary.

     Bingham's bylaws also contain certain provisions that affect shareholder proposals. Bingham's bylaws provide that: (a) with respect to an annual meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only
(i) pursuant to Bingham's notice of the meeting, (ii) by the board of directors, or (iii) by a shareholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the bylaws; and (b) with respect to special meetings of shareholders, only the business specified in Bingham's notice of meeting may be brought before the meeting of shareholders, and nominations of persons for election to the board of directors may be made only (i) by the board of directors, or (ii) provided that the board of directors has determined that directors shall be elected at such meeting, by a shareholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the bylaws.

OTHER MATTERS

     Shareholders are being furnished with copies of our Annual Report on Form 10-K, as amended, for the year ended September 30, 1999, and of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, each of which contains financial statements for the periods then ended.

     Management knows of no matters which will be presented for consideration at the annual meeting other than those stated in the notice of meeting. However, if any other matters do properly come before the annual meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters, should an emergency or unexpected occurrence make the use of such discretionary authority necessary, and also regarding matters incident to the conduct of the meeting, including any decisions to adjourn the meeting.

     WE REQUEST THAT BINGHAM SHAREHOLDERS COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      By Order of the Board of Directors

                                      GARY A. SHIFFMAN
                                      Chairman of the Board and Secretary

Dated: November 17, 2000

--------------------------------------------------------------------------------
                     BINGHAM FINANCIAL SERVICES CORPORATION
                      SOLICITED BY THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 13, 2000

The undersigned hereby appoints Ronald A. Klein and Gary A. Shiffman, or either of them, as attorneys and proxies of the undersigned shareholder, with full power of substitution, to vote on behalf of the undersigned and in his or her name and stead, all shares of the common stock of Bingham Financial Services Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held at Birmingham Community House, 380 East Bates Street, Birmingham, MI 48009, on Wednesday, December 13, 2000, and at any adjournments thereof.

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated November 17, 2000.

The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the Annual Meeting. This Proxy may be revoked at any time before it is voted.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION
IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.
--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
       NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

---------------------------------          -------------------------------------

---------------------------------          -------------------------------------

---------------------------------          -------------------------------------
--------------------------------------------------------------------------------

                     BINGHAM FINANCIAL SERVICES CORPORATION

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, December 13, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Bingham Financial Services Corporation

                                               - Please Detach and Mail in the Envelope Provided -

------------------------------------------------------------------------------------------------------------------------------------
A    /X/ PLEASE MARK YOUR   __                                                                      |
         VOTES AS IN THIS  |                                                                        |___
         EXAMPLE.

                                              WITHHOLD
                     FOR                     AUTHORITY
                  all nominees         to vote for all nominees
                 listed at right            listed at right

1. Election
   of                / /                        / /   NOMINEES:  Robert H. Orley    2. The above-appointed proxies are authorized
   Directors.                                                    Gary A. Shiffman      to vote upon all matters incidental to the
                                                                 Daniel E. Bober       conduct of the Annual Meeting and such other
                                                                                       business as may properly come before the
   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED                                          Annual Meeting in accordance with their
   "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL                                       best judgment.
   NOMINEES" BOX AND STRIKE A LINE THROUGH THAT
   NOMINEE'S NAME. YOUR SHARES WILL BE VOTED "FOR"                                  Mark box at right if an address change or
   THE REMAINING NOMINEES.                                                          comment has been noted on the reverse side   / /
                                                                                    of this card.









                                                                                                       Date
-----------------------------------------------------           ---------------------------------          -------------------------
              SHAREHOLDER SIGN HERE                                    Co-owner sign here

NOTE: Please be sure to sign and date this Proxy.